UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2011

 ADVANCED VENTURES CORP.
(Exact name of registrant as specified in its charter)

 Delaware
(State or other jurisdiction
of incorporation

 333-169861
(Commission
File Number)

 42-1772663
(IRS Employer
Identification No.)

 No. 6 Houjiayu, Wangzuoxiang
Beijing, China
(Address of principal executive offices)

 100000
(Zip Code)

Registrant's telephone number, including area code +852-53872543

 41 Chone Hamaagal Street
Elad  40800, Israel
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

On August 24, 2011, Jacky Shenker, our then President, CEO and director, and Rachel Feldstien, our then CFO, Secretary, Treausrer and director, agreed to sell all of the shares of our issued and outstanding common stock registered to them in the aggregate amount of 3,000,000 shares to Xu Fei for an aggregate purchase price of US$175,000.00, pursuant to a stock purchase agreement.

The stock purchase agreement contemplates that, immediately upon closing of the agreement, Mr. Xu Fei will be appointed as a director, the President, CEO, CFO, Secretary and Treasurer of our company and concurrently therewith Mr. Jacky Shenker will resign as a director, President and CEO and Ms. Rachel Feldstein will resign as a director, CFO, Secretary and Treasurer.

The closing of the foregoing stock purchase agreement took place on September 26, 2011 and as of such date, Mr. Xu Fei is the owner of 3,000,000 shares of our common stock representing approximately 55% of our issued and outstanding common stock.

The foregoing description of the stock purchase transaction does not purport to be complete and is qualified in its entirety by reference to the stock purchase agreement, which is attached to this current report as Exhibit 99.1, and is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the closing of the stock purchase agreement, Mr. Xu Fei is to be appointed as a director and the President, CEO, CFO, Secretary and Treasurer of our company and concurrently therewith Mr. Jacky Shenker will resign as a director, President and CEO and Ms. Rachel Feldstein will resign as a director, CFO, Secretary and Treasurer.  On September 26, 2011, the resignations of Mr. Jacky Shenker and Rachel Feldstein and the concurrent appointments of Mr. Xu Fei as described above took place.

Xu Fei

Mr. Xu Fei (age 26) is currently the Vice President of Daqing Oilfield Cable and has held this position since March of 2010.  From December 2006 to March 2010, Mr. Xu Fei was the General Manager of Daqing Oilfield Cable and was also the Manager of this company from December 2004 to November 2006.  Established in 1999, Daqing Oilfield Cable is a leading provider for oxygen-free copper rod, fireproof cable, control cable, cross-linked cable and aluminium twisted line.

Mr. Xu Fei graduated from Jilin Institute of Technology with a Bachelors Degree in Technology Economics.  In addition, Mr. Xu Fei attended post-graduate studies in electrical engineering and business at Hunan University in Changsha.

Business of Advanced Ventures Corp.

This information has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC on April 26, 2011, and is incorporated by reference herein.

Risk Factors

We are a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and are not required to provide the information required under this item.

Financial Information

Our audited financial information or the fiscal year ended December 31, 2010 has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC April 26, 2011, and is incorporated by reference herein.

Properties

This information has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC on April 26, 2011, and is incorporated by reference herein.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information subsequent to September 26, 2011 regarding beneficial ownership of Common Stock by (i) each person known by us (based on publicly available filings with the SEC) to be the beneficial owner of more than 5% of our outstanding shares of Common Stock, (ii) each current director, nominee and executive officer of our company and (iii) all current officers and directors as a group.  The information is determined in accordance with Rule 13d-3 promulgated under the Exchange Act based upon information furnished by the persons listed or contained in filings made by them with the SEC. Except as otherwise indicated below, the shareholders listed possess sole voting and investment power with respect to their shares.

 Name and Address
of Beneficial Owner

Position

 Amount and Nature
of Beneficial Ownership

 Percent of
Common Stock

 Xu Fei
No. 6 Houjiyau
Wnagzuoxiang, Beijing, China
100000

President, CEO, CFO, Secretary, Treasurer and Director

3,000,000

54.5%

All current officers and directors as a group (1 person)

3,000,000

54.5%

Directors and Executive Officers

The information set forth in Item 5.02 above is incorporated by reference herein.

Executive Compensation

This information has been previously reported on Form 10-K filed by our company on EDGAR on July 14, 2011and is incorporated by reference herein.

Certain Relationships and Related Transactions, and Director Independence.

This information has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC on April 26, 2011, and is incorporated by reference herein.

Legal Proceedings

This information has been previously reported on Form 10-Q filed by our company with the SEC on July 21, 2011,and is incorporated by reference herein.

Market Price of and Dividends on the Registrant's Common Equity and Related Stockholder Matters

This information has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC on April 26, 2011, and is incorporated by reference herein.

Recent Sales of Unregistered Securities

This information has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC on April 26, 2011, and is incorporated by reference herein.

Description of Registrant's Securities

This information has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC on April 26, 2011, and is incorporated by reference herein.

Indemnification of Directors and Officers.

This information has been previously reported on Form S-1/A (amendment #7) filed by our company with the SEC on April 26, 2011, and is incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

Description of Exhibit

99.1

Stock purchase agreement, dated August 24, 2011, among Jacky Shenker, Rachel Feldstein and Xu Fei.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2011

ADVANCED VENTURES CORP.

 By:
Name:
Title:

 /s/ Xu Fei
Xu Fei
President and Director

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